Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lewis A. Fanger, Chief Financial Officer of Full House Resorts, Inc. (the “Company”), hereby certify, that, to my knowledge:

(1)	The Annual Report on Form 10-K for the year ended December 31, 2021 of the Company as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2022	By:	/s/ LEWIS A. FANGER
Lewis A. Fanger
Chief Financial Officer